FIRST AMENDMENT TO SECURITY AGREEMENT
This FIRST AMENDMENT TO SECURITY AGREEMENT (this “Amendment”), dated as of January 9, 2018, is 3Q Digital, Inc., a Delaware corporation, Harte-Hanks Direct, Inc., a New York corporation, Harte-Hanks Data Services LLC, a Maryland limited liability company, Harte-Hanks Direct Marketing/Baltimore, Inc., a Maryland corporation, Harte-Hanks Direct Marketing/Dallas, Inc., a Delaware corporation, Harte-Hanks Direct Marketing/Jacksonville, LLC, a Delaware limited liability company, Harte-Hanks Direct Marketing/Kansas City, LLC, a Delaware limited liability company, Harte-Hanks Logistics, LLC, a Florida limited liability company, Harte-Hanks Response Management/Austin, Inc., a Delaware corporation, Harte-Hanks Response Management/Boston, Inc., a Massachusetts corporation, Harte-Hanks Strategic Marketing, Inc., a Delaware corporation, NSO, Inc., an Ohio corporation, Sales Support Services, Inc., a New Jersey corporation (collectively, “New Grantors”), Harte Hanks, Inc., a Delaware corporation (“Parent”, or “Borrower”, and together with New Grantors, collectively, “Grantors”), and TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, a national banking association (“Secured Party”).
RECITALS:
WHEREAS, Borrower and Secured Party have entered into that certain Credit Agreement dated as of April 17, 2017, as amended by First Amendment to Credit Agreement dated as of January 9, 2018 (the “Credit Agreement”).
WHEREAS, pursuant to the Loan Agreement Borrower executed that certain Security Agreement, dated as of April 17, 2017 and New Grantors joined the Security Agreement pursuant to that certain Joinder to Security Agreement dated as of September 21, 2017 among New Grantors, Borrower and Secured Party (as modified by the Joinder, the “Security Agreement”).
WHEREAS, the execution of this Amendment is a condition to Secured Party entering into the First Amendment to Credit Agreement referred to above.
NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are acknowledged and agreed, Grantors and Secured Party hereby agree as follows:
ARTICLE I.

Amendments
1.1    Amendment to Exhibit “A”. Effective as of the date hereof, Exhibit “A” (Perfection Certificate) to the Security Agreement is deleted from the Security Agreement and Annex “A” attached hereto is substituted therefor.
ARTICLE II.

Additional Provisions
2.1    Acknowledgment by Grantors. Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of Grantors or any third party to Secured Party under any Loan Document (as defined in the Credit Agreement).
2.2    Additional Documentation. From time to time, Grantors shall execute or procure and deliver to Secured Party such other and further documents and instruments evidencing, securing or pertaining to the Security Agreement or the other Loan Documents as shall be reasonably requested by Secured Party so as to evidence or effect the terms and provisions hereof.
2.3    Continued Effectiveness. Except as expressly modified by the terms and provisions hereof, each of the terms and provisions of the Security Agreement and the other Loan Documents are hereby ratified and confirmed, and shall remain in full force and effect. he liens and security interests created by the Security Agreement remain in full force and effect.
2.4    GOVERNING LAW. THE TERMS AND PROVISIONS HEREOF SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.
2.5    Binding Agreement. This Amendment shall be binding upon the heirs, executors, administrators, personal representatives, successors and assigns of the parties hereto.
2.6    Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall be construed as one and the same instrument. Delivery of an executed signature page of this Amendment and/or any other Loan Document by a scanned PDF attached to an e-mail or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
2.7    NO ORAL AGREEMENTS. THIS AMENDMENT, THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

EXECUTED as of the date first above written.
GRANTORS:

3Q DIGITAL, INC.
By:        /s/Robert L. R. Munden
Name:     Robert L. R. Munden
Title:     Senior Vice President & Secretary
HARTE-HANKS DIRECT, INC.
By:        /s/Robert L. R. Munden
Name:     Robert L. R. Munden
Title:     Vice President & Secretary
HARTE-HANKS DATA SERVICES LLC
By:        /s/Robert L. R. Munden
Name:     Robert L. R. Munden
Title:     Vice President & Secretary
HARTE-HANKS DIRECT MARKETING/BALTIMORE, INC.
By:        /s/Robert L. R. Munden
Name:     Robert L. R. Munden
Title:     Vice President & Secretary
HARTE-HANKS DIRECT MARKETING/DALLAS, INC.
By:        /s/Robert L. R. Munden
Name:     Robert L. R. Munden
Title:     Vice President & Secretary
HARTE-HANKS DIRECT MARKETING/JACKSONVILLE, LLC
By:        /s/Robert L. R. Munden
Name:     Robert L. R. Munden
Title:     Vice President & Secretary
HARTE-HANKS DIRECT MARKETING/KANSAS CITY, LLC
By:        /s/Robert L. R. Munden
Name:     Robert L. R. Munden
Title:     Vice President & Secretary
HARTE-HANKS LOGISTICS, LLC
By:        /s/Robert L. R. Munden
Name:     Robert L. R. Munden
Title:     Vice President & Secretary
HARTE-HANKS RESPONSE MANAGEMENT/AUSTIN, INC.
By:        /s/Robert L. R. Munden
Name:     Robert L. R. Munden
Title:     Vice President & Secretary
HARTE-HANKS RESPONSE MANAGEMENT/BOSTON, INC.
By:        /s/Robert L. R. Munden
Name:     Robert L. R. Munden
Title:     Vice President & Secretary
HARTE-HANKS STRATEGIC MARKETING, INC.
By:        /s/Robert L. R. Munden
Name:     Robert L. R. Munden
Title:     Vice President & Secretary
NSO, INC.
By:        /s/Robert L. R. Munden
Name:     Robert L. R. Munden
Title:     Vice President & Secretary
SALES SUPPORT SERVICES, INC.

By:        /s/Robert L. R. Munden
Name:     Robert L. R. Munden
Title:     Vice President & Secretary
HARTE HANKS, INC.
By:        /s/Jon C. Biro
Name:     Jon C. Biro
Title:     Executive Vice President & CFO
SECURED PARTY:

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION

By:    /s/ Annalese Smolik
Annalese Smolik
Senior Vice President